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Sand Hill Portfolio Manager Fund

 PROSPECTUS

 April 30, 1999









                                    THE WORLD FUNDS, INC.
                                    1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229
                                    (800) 527-9525

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.


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RISK RETURN SUMMARY



Investment Objective:   Maximize total return.

Principal Investment    The Sand Hill Portfolio Manager Fund (the "Fund"), a
Strategies:             mutual fund, invests its assets in equity securities,
                        debt securities and short term investments on a global basis (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks. Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal Risks:        The principal risk of investing in the Fund is that the
                        values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline. There is no assurance that Sand Hill Advisors, Inc., the Fund's investment adviser, will achieve the objective of the Fund.

                        The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                        You may want to invest in the Fund if you are seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                        An investment in the Fund is not a bank deposit,  nor is
                        it  insured  or  guaranteed   by  the  Federal   Deposit
                        Insurance Corporation or any other government agency.

                        The bar chart and table below provide an indication of the past performances of the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the performance of the Fund to the Lipper Global Flexible Portfolio. The Lipper Global Flexible Portfolio is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

            Graph Goes Here:
            Sand Hill Portfolio Manager Fund Total Return for calendar years

            Year        Total Return
            1995        11.60%
            1995         19.57%
            1996         17.87%
            1997          8.11%
            Best calendar quarter Q2 '97, up 10.55% Worst calendar quarter Q3 '98, down 7.24%


* The year-to-date return for the Fund's fiscal year from September 1, 1998 to the end of the most recent calendar quarter, February 28, 1999 is 14.27%.



  ------------------------------------------------------------------------------
    Average Annual Total    Past One Year  Past Three Years    Since Inception
         Returns(1)                                            (January 2,1995)
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  Sand Hill Portfolio           8.11%           15.04%              14.19%
  Manager Fund
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  S&P 500(2)                    28.57%          28.25%              30.52%
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  Lipper Global Flexible        8.99%           11.88%              9.43%
  Portfolio(3)
  ------------------------------------------------------------------------------

(1) For the periods ended December 31, 1998.
(2) The S&P 500 is an unmanaged index of the common stock of the 500 largest publicly traded US companies. Returns include reinvestment of all dividends and distributions, are expressed in US$ and do not reflect any asset-based changes for investment management or other expenses..
(3) This index, described above, is an unmanaged index and returns include reinvestment of all dividends and distributions.



FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)



Maximum Sales Charge (load) on Purchases        None

Sales Charge (load) on Reinvested Dividends     None

Redemption Fees*                                None

Exchange Fees**                                 None

* A shareholder electing to redeem shares via telephone request will be charged $10.00 for each such redemption request.

** A shareholder will be charged a $10.00 fee for each telephone exchange.

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)



Management Fee                            1.00%
Distribution and Service (12b-1) Fees     None
Other Operating Expenses*                 1.08**

  Total Annual Fund Operating Expenses*   2.08%

* The manager has voluntarily agreed to waive its management fee or make payments to limit the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.90% of average daily net assets through January 31, 2000.

** Expense credits reduced the Fund's expense ratio to 1.866 during the fiscal period ended August 31, 1998.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its Other Operating Expenses will decline, reflecting economies of scale.

Example:

The following expense example shows the expenses that you could pay over time, and will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 and that you earn a 5% annual return, with no change in expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions your costs would be:


                        1 Year            3 Years           5 Years     10 Years
                        ------            -------           -------     --------

Total expenses           $ 211             $652             $1,119       $2,410
Net expenses*            $ 189             $585             $1,006       $2,180

* Expenses reflect the effect of custodian credits to offset custodian fees.


INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, Sand Hill Advisors, Inc. (the "Investment Advisor") seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the Investment Advisor's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Investment Advisor intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment Advisor to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Investment Advisor screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Investment Advisor determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Investment Advisor also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Investment Advisor also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt Securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Investment Advisor will select. Rather, the Investment Advisor will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Advisor's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) or Baa or higher by Moody's Investors Service, Inc.; or (3) unrated securities which the Investment Advisor deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Investment Advisor's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Many foreign securities have substantially less trading volume than securities traded on U.S. markets, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers. It is more expensive to trade in foreign markets than in U.S. markets.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Investment Advisor in evaluating, selecting and monitoring the portfolio assets. If the Investment Advisor's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.


Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") and the Fund could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company. The Investment Advisor has reviewed the types of securities and debt obligations held as investments by the Fund to determine the impact of the Year 2000 Issue on the returns and relative safety of principal of such securities and debt obligations. Based on this review, the Advisor does not believe the Year 2000 Issue poses any substantial risk for such returns and safety of principal.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If the Fund invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of the Fund have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Fund. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Fund.


MANAGEMENT'S DISCUSSION ON FUND PERFORMANCE

The Fund's total return for the year ended December 31, 1998 was 8.10%. This compares with the following relevant indices:

--------------------------------------------------------------------------------
S&P 500                                          28.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 (equal-weighted)                         12.79%
--------------------------------------------------------------------------------
MSCI EAFE (international index)                  20.00%
Salomon Treasury Bond Index                      10.00%
U.S. Treasury Bills (cash surrogate)              5.38%

The composition of the Fund at year-end was 58.5% domestic stocks, 8.5% international stocks, 23.5% domestic bonds and 9.5% cash. The domestic stock portfolio consisted of 35 companies from a cross-section of industries and market capitalizations, although the majority of the firms had a market capitalization in excess of $1 billion. Sectors represented in the Fund included technology (19.7% of the domestic stock portfolio), consumer staples (17.5%), healthcare (14.75%), utilities/telephones (10.3%), financials (9.8%) and consumer cyclicals (8.9%). Other sectors had smaller weightings. The largest single equity position in the Fund was Amgen at 2.4% of total assets.

The international stock allocation consisted of 9 positions. The international holdings in the Fund were comprised of American Depositary Receipts (ADRs) of larger companies from a number of industries and countries. Regions represented in the Fund (as a percentage of the international stock portfolio) included Europe (50.7%), Japan (20.7%), Asia ex-Japan (18.6%) and Latin America
(10.0%).

The domestic bond allocation consisted entirely of US Treasury bills and notes of varying maturities between one and ten years.

In recent years, investors have shown a pronounced bias for domestic over foreign stocks, large cap over small cap companies, and growth over value names. The Fund typically holds securities from each of these groups. This diversification strategy reduces volatility and risk, but it can also result in underperformance versus an index like the S&P 500. This is especially true during periods of extremely narrow market breadth, such as the current stock market environment. The Fund adjusts its allocation based on a long-term perspective of the relative attractiveness of the various asset classes and types of stocks and debt securities, with the ultimate goal of maintaining an appropriate risk-reward profile.

In the Fund's Annual Report to Shareholders, you will find a line graph comparing the Fund's performance to the performance of the S&P 500 composite stock index.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Sand Hill Advisors, Inc. (the "Investment Advisor") located at 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, manages the assets of the Fund. The Investment Advisor has been in existence since 1982 and as of December 31, 1998 had approximately $345 million under management. Since the Fund's inception in January, 1995, Ms. Jane H. Williams, Executive Vice President of the Investment Advisor, has been primarily responsible for the day to day management of the Fund. Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Advisor. Prior to assuming the role of co-manager, Mr. Conway was an advisor to the Fund and was actively involved in management decisions and portfolio selection.

The  Investment   Advisor  is  responsible  for  selecting  all  of  the  Fund's investments and effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Investment Advisor will attempt to obtain the best price and execution of orders.

Under its investment advisory agreement with the Fund, the Investment Advisor is entitled to receive a monthly investment advisory fee at an annual rate of 1% of the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets of the Fund over $100 million. The Investment Advisor has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90% through January 31, 2000. For the period ended August 31, 1998, the Investment Advisor received $80,943 in advisory fees from the Fund.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker- dealer, the investor may be charged a transaction fee through that broker-dealer. The minimum initial investment in the Fund is $25,000 and additional investments must be $50 or more. The Fund reserves the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form which accompanies the prospectus should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") together with your check payable to "Sand Hill Portfolio Manager Fund". For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s) as stated in your completed account application.

Investing by Wire - You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent at 800-628-4077 for instructions, then notify the Distributor by calling 1-800-776-5455. Your bank may charge you a small fee for this service. The account application form which accompanies this prospectus should be completed and promptly forwarded to the Transfer Agent. The Transfer Agent's receipt of this application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV per share next determined after the receipt by the Transfer Agent of the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address than as stated on your account application. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. If you are uncertain about this requirement, please call the Transfer Agent at 1-800-528-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone if you request this service on your initial account application when you complete it. If you request this service at a later date, your request must be in writing and sent to the Transfer Agent with a signature guarantee. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time without notice by the Transfer Agent.

Redemption by Wire - Should you wish your redemption proceeds to be wired, you must provide the following information to the Transfer Agent: your name, Fund account number, your account number at your bank and wire information from your bank.

Automatic Investment Plan - Existing shareholders who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under this Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund. To use this service, you must authorize the transfer by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares of the Fund for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged a $10 fee for a telephone exchange. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the redemption transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared annually by the Fund. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV per share. If the investment in shares is made by an IRA, all dividends and capital gain distributions must be reinvested.


Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.


DISTRIBUTION AND TAXES


In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November, or December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number ("TIN") or certify that your TIN is correct, or if the Internal Revenue Service instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of debt securities generally are treated as ordinary income or loss by the Fund and may increase or decrease distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Fund or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for the Fund for the periods presented. Certain information reflects financial result for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Fund's financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Fund's Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                  Years ended    Jan 2, 1995*
                             Period ended         December 31        to
                             August 31, 1998***   1997    1996 December 31, 1995


Per Share Operating Performance
Net asset value, beginning of period $ 14.57   $ 12.79   $11.11    $ 10.00
-----       -------
Income from investment operations -
  Net investment income                 0.06      0.09    0.14        0.06
  Net realized and unrealized
      gain(loss) on investments        (1.04)     2.20    2.02        1.10

  Total from investment operations     (0.98)     2.29    2.16        1.16

Less distributions -
  Distributions from net investment
      income                            -----    (0.08)  (0.15)      (0.05)
  Distributions from capital gains      -----    (0.43)  (0.33)       -----


  Total distributions                   -----    (0.51)  (0.48)      (0.05)

Net asset value, end of period        $ 13.59   $ 14.57  $12.79     $ 11.11

Total Return                            (6.73%)   17.87%  19.57%      11.60%
Ratios/Supplemental Data
  Net assets, end of period (000's)    $10,370   $10,566 $ 6,459     $ 4,025
Ratio to average net assets - (A)
  Expenses (B)                           2.08%**   2.08%   2.50%        3.03%**
  Expense ratio - net (C)                1.86%**   1.90%   2.00%        1.90%**
  Net investment income                  0.62%**   0.71%   1.29%        0.52%**
Portfolio turnover rate                 30.19%    16.48%  32.97%       40.96%

  *  Commencement of operations
 **  Annualized
*** The Fund has changed its fiscal year end fom December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by.64% in 1996 and 1.00% in 1995.
(B) Expense ratios has been increased to include custodian fees which were offset by custodian credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

For investors who want more information about the Fund, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report to Shareholders, you will find performance information for the Fund.

Statement of Additional Information (SAI): The SAI provides additional detailed information about the Fund and is incorporated into this prospectus by reference.

You can receive free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review the Fund's reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:

    For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

    Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act file No. 811-8255)






























                              THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 1-800-527-9525
                       STATEMENT OF ADDITIONAL INFORMATION
                        SAND HILL PORTFOLIO MANAGER FUND


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated April 30, 1999. The Prospectus may be obtained by writing to The World Funds, Inc. 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

      The date of this SAI is April 30, 1999.

      The audited financial statements and notes thereto for the Fund for the fiscal year ended August 31, 1998 and the unqualified Report of Independent Certified Public Accountants of Tait, Weller and Baker, the Fund's independent public accountants, on such financial statements, which are included in the Fund's 1998 Annual Report to Shareholders, (the "Report") is incorporated by reference in this SAI. The Report is available, without charge, upon request at the above address and telephone number.

                                TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. . . . . . . . . . 4

      INVESTMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . .4

      STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . . . . . . 4

      INVESTMENT PROGRAMS. . . . . . . . . . . . . . . . . . . . . . . 4

            DEPOSITARY RECEIPTS . . . . . . . . . . . . . . . . . . . .4
            REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . 5
            DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . . .5
U.S. GOVERNMENT SECURITIES. .. . . . . . . . . . . .5
                  ZERO COUPON SECURITIES . . . . . . . . . . . . . . . 6
                  INTERNATIONAL BONDS. . . . . . . . . . . . . . . . . 6
                  MORTGAGE AND ASSET-BACKED SECURITIES. . . . . . . .. 7
            CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . .7
            WARRANTS. . . . . . .. . . . . . . . . . . . . . . . . . . 8
            INVESTMENT COMPANIES. . . . . . . . . . . . . . . . . . . .8
            ILLIQUID SECURITIES. . . . . . . . . . . . . . . . . . . . 8
            WHEN-ISSUED SECURITIES. . . . . . . . . . . . . . . . . . .8
            STRATEGIC TRANSACTIONS. . . . . . . . . . . . . . . . . . .8
            OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 9
            CURRENCY TRANSACTIONS. . . . . . . . . . . . . . . . . . .11
            USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. . . . . . . 13
            RESTRICTED SECURITIES. . . . . . . . . . . . . . . . . . .14
            INDEXED SECURITIES. . . . . . . . . . . . . . . . . . . . 14
            OTHER SECURITIES. . . . . . . . . . . . . . . . . . . . . 14

      INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . .14

            FUNDAMENTAL POLICIES OR RESTRICTIONS . . . . . . . . . . .14
            NON-FUNDAMENTAL POLICIES OR RESTRICTIONS . . . . . . . . .15

MANAGEMENT OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . .16

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . .19

INVESTMENT ADVISOR AND ADVISORY AGREEMENTS. . . . . . . . . . . . . . 19

MANAGEMENT-RELATED SERVICES. . . . . . . . . . . . . . . . . . . . . .20

      ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . 20
      CUSTODIAN AND ACCOUNTING SERVICES . . . . . . . . . . . . . . . 21
      TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 21
      DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . .22
      INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . .22

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . 22

PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . . 23

CAPITAL STOCK AND DIVIDENDS. . . . . . . . . . . . . . . . . . . . . .23

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES. . . . . . . . . . . 24

TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . 29

FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .31

GENERAL INFORMATION

      The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return (consisting of realized and unrealized appreciation plus income). All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts: The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The Investment Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Investment Advisor") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by suprarnational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities: The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities: The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgager Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities: The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Investment Advisor anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants: The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies: The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities: The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Strategic Transactions: The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices: The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions: The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment Advisor considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Investment Advisor believes that the value of yen will decline against the U.S. dollar, the Investment Advisor may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.
Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts: Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid high grade securities with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities: The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Advisor to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Other Securities: The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;
(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;
(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;
(4) Invest more than 25% of its total assets in securities of companies in the same industry;
(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;
(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;
(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);
(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and
(9)  Purchase or sell commodities or commodity contracts;

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1) Purchase or sell futures contracts or options thereon;
(2) Make short sales of securities;
(3) Make loans of portfolio securities;
(4) Purchase or sell real estate limited partnership  interests;
(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;
(6)Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;
(7)Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;
(8)Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);
(9)Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;
(10)Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;
(11)Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and
(12)Purchasewarrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

*NOTE:            Items (9), (10) and (11) above do not apply to options
            attached to, or purchased as a part of, their underlying securities.

In applying the fundamental and non-fundamental policy concerning concentration:

(1) The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1) invest in interests in oil, gas, or other mineral exploration or development programs;
(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and
(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's Investment Advisor individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Advisor and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address         Position(s) Held    Principal Occupation(s)
and Birthdate         With Registrant     During the Past 5 Years
-----------------------------------------------------------------------

*John Pasco, III      Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue     and Treasurer      Director of Commonwealth
Richmond, VA 23229                        Shareholder Services, Inc.,
(4/10/45)                                 the Company's Administrator,
                                          since 1985;  President and Director of
                                          First  Dominion   Capital  Corp.,  the
                                          Company's    principal    underwriter.
                                          Director  and   shareholder   of  Fund
                                          Services Inc., the Company's  Transfer
                                          and  Disbursing  Agent,   since  1987;
                                          shareholder   of   Commonwealth   Fund
                                          Accounting,    Inc.   which   provides
                                          bookkeeping services to Star Bank; and
                                          Chairman,  Director  and  Treasurer of
                                          Vontobel  Funds,  Inc.,  a  registered
                                          investment  company since March, 1997.
                                          Mr.  Pasco is also a certified  public
                                          accountant.

Samuel Boyd, Jr.        Director          Mr. Boyd is Manager of the
10808 Hob Nail Court                      Customer Services Operations and
Potomac, MD. 20854                        Accounting Division of the
(9/18/40)                                 Potomac Electric Power Company
                                          since August, 1978; and Director of
                                          Vontobel Funds, Inc., a registered
                                          investment company since March,
                                          1997.  Mr. Boyd is also a certified
                                          public accountant.

William E. Poist        Director          Mr. Poist is a financial and tax
5272 River Road                           consultant through his firm,
Bethesda, MD. 20816                       Management Consulting for
(6/11/36)                                 Professionals since 1968;  Director
                                          of Vontobel Funds, Inc., a registered
                                          investment company since March,
                                          1997.  Mr. Poist is also a certified
                                          public accountant.

Paul M. Dickinson       Director          Mr. Dickinson is President of
8704 Berwickshire                         Alfred J. Dickinson, Inc. Realtors
Drive                                     since April, 1971; and Director of
Richmond, VA  23229                       Vontobel Funds, Inc. a
(11/11/47)                                registered investment company
                                          since March, 1997.

*Jane H. Williams       Vice President of Ms. Williams is the Executive
3000 Sand Hill Road     the  Company and  Vice President of Sand Hill
Suite 150               President of the  Advisors, Inc. since 1982.
Menlo Park, CA 94025    Sand Hill
(6/28/48)               Portflio Manager
                        Fund series

*Leland H. Faust        President of      Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity    Capital Management, Inc. since
Suite 2525              Fund and the CSI  1978.  Mr. Faust is also a Partner
San Francisco, CA       Fixed Income Fund in the law firm Taylor & Faust
94104 (8/30/46)                           since December, 1975.


*F. Byron Parker, Jr.   Secretary         Mr. Parker is Secretary of
810 Lindsay Court                         Commonwealth Shareholder Services,
Richmond, Virginia 23229                  Inc. and First Dominion Capital
(1/26/43)                                 Corp. since 1986;  Secretary of
                                          Vontobel  Funds,  Inc.,  a  registered
                                          investment  company since March, 1997;
                                          and Partner in the law firm  Mustian &
                                          Parker.

*Franklin A. Trice,     Vice President of Mr. Trice is President of Virginia
III                     the Company and   Management Investment Corp. since
P.O. Box 8535           President of the  May, 1998; and a registered
Richmond, VA  23226-    New Market Fund   representative of First Dominion
0535 (12/25/63)         series            Capital Corp, the Company's
                                          underwriter since September, 1998.
                                          Mr. Trice was a broker with Scott &
                                          Stringfellow from March, 1996 to May,
                                          1998 and with Craigie, Inc. from
                                          March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of President of Third Millennium
515 Madison Ave.,       the Company and   Investment Advisors, LLC since
24th Floor              President of the  April, 1998; and Chairman of
New York, NY 10022      Third Millennium  ROSGAL, a Russian financial company
(6/16/41)               Russia Fund       and of its affiliated ROSGAL
                        series            Insurance since 1993.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Investment Advisor. The "independent" Directors receive an annual retainer of $1,000.00 and a fee of $200.00 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of March 30, 1999 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

For the fiscal period ended August 31, 1998, the Directors received the following compensation from the Company:


            Aggregate Compensation                          Total
Name and    From the Fund           Pension or Retirement   Compensation
Position    Fiscal Year Ended       Benefits Accrued as     from the
Held        August 31, 1998(1)      Part of Fund Expenses   Company
-------------------------------------------------------------------------------
John Pasco, III,         0                N/A                   0
Director
Samuel Boyd, Jr.,      1,100              N/A               2,600
Director
William E. Poist,      1,100              N/A               2,600
Director

Paul M. Dickinson,     1,100              N/A               2,600
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 1998.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

To the best knowledge of the Fund as of March 30, 1999, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

      (1)    Kaplan Co., 5300 Stevens Creek #380, San Jose, CA 95129 (5.391%);
      (2) Arthur and Anna Kull 280 West Market Run, Idaho Falls, ID 83404 (6.274%).

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Investment Advisor"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Advisor is an independent, privately-held corporation.

Ms. Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund, Vice President of the Company, and Executive Vice President and a Director of the Investment Advisor which was founded in September of 1982 by Ms. Williams. Ms. Williams owns 35.46% of the stock of the Investment Advisor.

Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Advisor. He owns 35.46% of the stock of the Investment Advisor.

The Investment Advisor serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from August 19, 1997, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Investment Advisor. Under the Advisory Agreement, the Investment Advisor, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Investment Advisor a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. If the average daily net assets of the Fund exceed $100 million, the Investment Advisor is entitled to a fee of an annual rate of 0.75% on such excess. The Investment Advisor has voluntarily agreed to waive all or a portion of its advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90%. The Investment Advisor earned fees of $53,649 from the Fund and waived $34,043 of its fees in the year ended December 31, 1996. The Investment Advisor received $80,675 from the Fund in the year ended December 31, 1997. For the period ended August 31, 1998, the Investment Advisor received $80,943 from the Fund.

Pursuant to the terms of the Advisory Agreement, the Investment Advisor pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Advisor under the Advisory
Agreement are not exclusive, and the Investment Advisor is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION


Pursuant to an Administrative Services Agreement with the Company dated August 19, 1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Advisor. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. CSS received fees of $17,681 and $22,263 for the years ended December 31, 1996 and 1997, respectively. For the period ended August 31, 1998, CSS received fees of $21,247.




CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated August 19, 1997, Star Bank acts as the custodian of the Fund's securities and cash. Portfolio securities purchased for the Fund are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. Star Bank maintains a separate account in the name of the Fund. Star Bank is responsible for holding and making payments of all cash received for the account of the Fund.

Star Bank may make payments from the Fund for the purchase of securities, payment of interest, taxes, fees and other operating expenses. As the custodian, Star Bank is authorized to endorse and collect checks, drafts or other orders for payment and is responsible for the release or delivery of portfolio securities and monitoring compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. Star Bank is compensated on the basis of an annual fee based on the market value of assets of the Fund and fees for certain transactions.

Pursuant  to an  Accounting  Service  Agreement  dated  October  14,  1997  (the
"Accounting Agreement"), Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. Star Bank also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Star Bank is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

Star Bank received fees of $51,123 and $16,800 for the years ended December 31, 1996 and 1997, respectively. For the period ended August 31, 1998, Star Bank received fees of $19,705.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-hird of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. FSI received fees of $24,190 and $19,313 for the years ended December 31,1996 and 1997, respectively. For the period ended August 31, 1998, FSI received fees of $11,535.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD").
The offering of the Fund's shares is continuous.


INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103. Aggregate brokerage for the last three fiscal years is as listed below:

1/1/98 - 8/31/98        1997              1996
----------------        ----              ----

$7.328.26               $6,473.80         $7,068.40

PORTFOLIO TRANSACTIONS
It is the policy of the Investment Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Advisor, the Investment Advisor arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Investment Advisor, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Investment Advisor may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Investment Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Advisor for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Advisor is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Investment Advisor's organization, outweigh the disadvantages that may exist from this treatment of transactions.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Investment Advisor makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Investment Advisor anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Investment Advisor may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.


SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.


SMALL ACCOUNTS: Due to the relative higher cost of maintaining small accounts, the Fund may deduct $10 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days' written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions: A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial Account Application. If you do not elect this telephone service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if the procedures are followed the Fund will not be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Invest-A-Matic Accounts: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which a contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax advisor for specific advice concerning tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. The account must meet the minimum investment requirements (currently $25,000). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify dollar amount or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are redeeming and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.




TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income: The Fund receives income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of the Fund, constitutes net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains: The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions: Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions: The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company: The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements: To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares: Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations: Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations: Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities: The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                                        6
            YIELD = 2[(     A-B   + 1) -1]
                            CD

      Where:
      A = dividends and interest earned during the period. B = expenses accrued for the period (net of reimbursements). C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      D = the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the fund's financial statements.



TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

              n
      P(1+ T) = ERV

      Where:

      P = a hypothetical initial payment $1,000 T = average annual total return n = number of years (l, 5 or 10)
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

      The average annual total returns for the period ended August 31, 1998, are as follows:

            One Year                       -6.73%
            Commencement of Operations     11.02%
            (January 1, 1995)

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

The financial statements, including notes to financial statements, and report of independent public accountants of the Company with respect to the Sand Hill Portfolio Manager Fund (the "Fund") for the fiscal year ended August 31, 1998 are hereby incorporated into this SAI by reference to the Annual Report to Shareholders of the Company with respect to the Fund as filed with the U.S. Securities and Exchange Commission on October 31, 1998. You can receive free copies of reports, request other information and discuss your questions about the Sand Hill Portfolio Manager Fund (the "Fund") by contacting the Fund directly at:


                  THE WORLD FUNDS, INC.
                  1500 Forest Avenue, Suite 223
                  Richmond, Virginia  23229
                  TELEPHONE: 1-800-527-9525
                  E-MAIL:  mail@shareholderservices.com